SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 15, 2005
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)



 Pennsylvania                          0-12870                  23-2288763
 -------------                         -------                  ----------
 (State or other jurisdiction of    (Commission             (I.R.S. Employer
  incorporation)                     File Number)            Identification No.)



                 9 North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)



                         (Former name or former address,
                         if changed since last report.)

Item 8.01.        Other Events.

On November 15, 2005, First Chester County Corporation (the "Corporation") issued a press release regarding its quarterly dividend payment and a $10.0 million stock buyback program over the next two years. The Corporation's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01         Financial Statements and Exhibits.

The Corporation's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 15, 2005                     FIRST CHESTER COUNTY CORPORATION


                                            By:    /s/ John Balzarini
                                                   ------------------------
                                            Name:  John Balzarini
                                            Title: CFO and Treasurer

                                  EXHIBIT INDEX


    Exhibit No.                                                Description
    -----------                                                -----------

       99.1          Press release, dated November 15, 2005.